          RIGHTS MAY NOT BE EXERCISED FOR FEWER THAN 50 SHARES OF THE
               COMMON STOCK OF SANCHEZ COMPUTER ASSOCIATES, INC.

                      RIGHTS TO PURCHASE COMMON STOCK OF
No. R                  SANCHEZ COMPUTER ASSOCIATES, INC.    --------------------
                      INCORPORATED UNDER THE LAWS OF THE      Number of Rights
                         COMMONWEALTH OF PENNSYLVANIA
    THIS RIGHT EXPIRES AT 5:00 P.M., NEW YORK CITY TIME ON DECEMBER  , 1996

                                                             CUSIP


This Rights Certificate certifies that









, or registered assigns, is the owner of the number of Rights indicated above, each of which Rights entitles the owner thereof to subscribe for one fully paid and nonassessable share of the common stock, no par value ["Common Stock"), of Sanchez Computer Associates, Inc. (the "Company") during the period beginning November , 1996 and expiring at 5:00 p.m. New York City time on December , 1996 (the "Expiration Date"), upon payment of U.S. $5.00 per share of Common Stock (the "Exercise Price"). The Exercise Price is payable upon the exercise of these Rights either in cash or by check or money order to the order of "Safeguard Escrow Account." This Rights Certificate is issued under, and the Rights represented hereby are subject to, the terms and conditions contained in the prospectus dated November , 1996 [the "Prospectus"]. Reference is hereby made to such Prospectus, the terms and conditions of which are incorporated herein by reference, for a more complete statement of the rights and the limitations of rights of the registered holder hereof and for information concerning the Company.
   To exercise these Rights, the Election To Purchase and Substitute Form W-9 on
                                                      ---
the reverse side hereof must be properly completed and executed and this Rights Certificate, or Notice of Guaranteed Delivery, and the Exercise Price as provided above must be received by ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") on or before the Expiration Date. In the event these Rights are exercised in respect of fewer than all of the shares purchasable hereunder, the Rights Agent, to the extent it is able to do so prior to the Expiration Date, will issue a new Rights Certificate for the remaining number of such shares if it is requested to do so as provided on the reverse side hereof.
   This Rights Certificate is transferable at the office of the Rights Agent by the registered holder hereof, in person or by attorney duly authorized in writing, upon surrender of the Rights Certificate, with the Assignment on the reverse side hereof properly completed and executed, and the payment of any transfer tax. Upon any such transfer, a new Rights Certificate or Certificates of different denominations of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock, will be issued to the transferee in exchange for this Rights Certificate. This Rights Certificate, when surrendered at the office of the Rights Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged for another Rights Certificate or Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock. Rights holders should be aware that if they choose to exercise or transfer less than all of the Rights evidenced hereby, a new Rights Certificate may not be received in sufficient time to exercise the remaining Rights evidenced thereby. The Company, Michael A. Sanchez, Frank R. Sanchez, Safeguard Scientifics, Inc., Radnor Venture Partners, L.P. and the Rights Agent shall have no liability to a transferee or transferor of Rights if Rights Certificates are not received in time for exercise or sale prior to the Expiration Date.
   The holder of these Rights shall not be entitled to any of the rights of a shareholder of the Company prior to the issuance of certificates representing the Common Stock of the Company purchased upon exercise of these Rights. This Rights Certificate shall not be valid unless countersigned by the Rights Agent.
   IN WITNESS WHEREOF, Sanchez Computer Associates, Inc. has caused the facsimile signature of its Chairman and Chief Executive Officer and its Secretary to be printed hereon.

Dated:


Countersigned:
              ChaseMellon Shareholder Services, L.L.C.
                                                      Rights Agent

By                                                Authorized Signature

                              [SEAL APPEARS HERE]

[SIGNATURE APPEARS HERE]                       [SIGNATURE APPEARS HERE]

Chairman and Chief Executive Officer                            Secretary

          RIGHTS MAY NOT BE EXERCISED FOR FEWER THAN 50 SHARES OF THE
               COMMON STOCK OF SANCHEZ COMPUTER ASSOCIATES, INC.

                      RIGHTS TO PURCHASE COMMON STOCK OF
No. R                  SANCHEZ COMPUTER ASSOCIATES, INC.    --------------------
                      INCORPORATED UNDER THE LAWS OF THE      Number of Rights
                         COMMONWEALTH OF PENNSYLVANIA
    THIS RIGHT EXPIRES AT 5:00 P.M., NEW YORK CITY TIME ON DECEMBER  , 1996

                                                             CUSIP


This Rights Certificate certifies that









, or registered assigns, is the owner of the number of Rights indicated above, each of which Rights entitles the owner thereof to subscribe for one fully paid and nonassessable share of the common stock, no par value ["Common Stock"), of Sanchez Computer Associates, Inc. (the "Company") during the period beginning November , 1996 and expiring at 5:00 p.m. New York City time on December , 1996 (the "Expiration Date"), upon payment of U.S. $5.00 per share of Common Stock (the "Exercise Price"). The Exercise Price is payable upon the exercise of these Rights either in cash or by check or money order to the order of "Safeguard Escrow Account." This Rights Certificate is issued under, and the Rights represented hereby are subject to, the terms and conditions contained in the prospectus dated November , 1996 [the "Prospectus"]. Reference is hereby made to such Prospectus, the terms and conditions of which are incorporated herein by reference, for a more complete statement of the rights and the limitations of rights of the registered holder hereof and for information concerning the Company.
   To exercise these Rights, the Election To Purchase and Substitute Form W-9 on
                                                      ---
the reverse side hereof must be properly completed and executed and this Rights Certificate, or Notice of Guaranteed Delivery, and the Exercise Price as provided above must be received by ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") on or before the Expiration Date. In the event these Rights are exercised in respect of fewer than all of the shares purchasable hereunder, the Rights Agent, to the extent it is able to do so prior to the Expiration Date, will issue a new Rights Certificate for the remaining number of such shares and if it is requested to do so provided on the reverse side hereof.
   This Rights Certificate is transferable at the office of the Rights Agent by the registered holder hereof, in person or by attorney duly authorized in writing, upon surrender of the Rights Certificate, with the Assignment on the reverse side hereof properly completed and executed, and the payment of any transfer tax. Upon any such transfer, a new Rights Certificate or Certificates of different denominations of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock, will be issued to the transferee in exchange for this Rights Certificate. This Rights Certificate, when surrendered at the office of the Rights Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged for another Rights Certificate or Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock. Rights holders should be aware that if they choose to exercise or transfer less than all of the Rights evidenced hereby, a new Rights Certificate may not be received in sufficient time to exercise the remaining Rights evidenced thereby. The Company, Michael A. Sanchez, Frank R. Sanchez, Safeguard Scientifics, Inc., Radnor Venture Partners, L.P. and the Rights Agent shall have no liability to a transferee or transfer or of Rights if Rights Certificates are not received in time for exercise or sale prior to the Expiration Date.
   The holder of these Rights shall not be entitled to any of the rights of a shareholder of the Company prior to the issuance of certificates representing the Common Stock of the Company purchased upon exercise of these Rights. This Rights Certificate shall not be valid unless countersigned by the Rights
Agent.
   IN WITNESS WHEREOF, Sanchez Computer Associates, Inc. has caused the facsimile signature of its Chairman and Chief Executive Officer and its Secretary to be printed hereon.

Dated:


Countersigned,
              ChaseMellon Shareholder Services, L.L.C.
                                                      Rights Agent
By                                                    Authorized Signature

                              [SEAL APPEARS HERE]

[SIGNATURE APPEARS HERE]                       [SIGNATURE APPEARS HERE]

Chairman and Chief Executive Officer                            Secretary

The Rights Certificate and Exercise Price, if any, should be mailed or delivered to the Rights Agent as follows:

By Mail:
--------
ChaseMellon Shareholders Services, L.L.C.
P.O. Box 798
Midtown Station
New York, NY 10018


By Hand or by Overnight/Express Mail Courier:
---------------------------------------------
ChaseMellon Shareholder Services, L.L.C.
Attn: Reorganization Dept.
120 Broadway, 13th Floor
New York, NY 10271

--------------------------------------------------------------------------------
                             ELECTION TO PURCHASE

The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock of Sanchez Computer Associates, Inc. as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged. The undersigned hereby certifies that Rights are not being exercised on behalf of beneficial owners resident in jurisdictions in which the distribution or exercise of Rights is prohibited.

Number of shares subscribed for/1/:

                               (NOTE: 50 share minimum required in each account)
------------------------------

Total exercise price:
  Total shares subscribed for multiplied by the $5.00 Exercise Price/2/.

$
 -----------------------------

/1/ Each Right entitles the holder thereof to subscribe for one share of Common
    Stock.
/2/ If the amount enclosed or transmitted is not sufficient to pay the Exercise
    Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. Any amount remaining after such division shall be returned to the subscriber.

CASH, CHECK OR MONEY ORDER IN THE AMOUNT OF $_________________ PAYABLE TO "SAFEGUARD ESCROW ACCOUNT" IS ENCLOSED.

Certificates for such shares are to be issued in the name of and delivered to

-----------------------------------------------------------------------------
                                     Name

-----------------------------------------------------------------------------
Street Address                 City               State           Zip Code

If such number of shares shall not be all the shares purchasable hereunder, a new Rights Certificate for the balance remaining of the shares purchasable hereunder are to be registered in the name of and delivered to the party named above or in the Assignment below:

Daytime Tel. No. of Rights Holder:
                                   ----------------

(IF JOINTLY OWNED, BOTH MUST SIGN)

SIGNATURE(S):
             ------------------------------------------------

-------------------------------------------------------------
NOTE: The above signature(s) must correspond with the name(s) as written upon the face of this Rights Certificate or with the name(s) of the assignee appearing in the assignment form below in every particular without alteration.

Dated:                   , 1996
      -------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              SUBSTITUTE FORM W-9

Department of the Treasury, Internal Revenue Service--Payer's Request for Taxpayer Identification Number (TIN)
Failure to complete this form may subject you to 31% federal income tax withholding.

Part 1: PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE SPACE PROVIDED AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

TIN
    ----------------------------------------------------
    Social Security or Employer or Identification Number

Part 2: Check the box if you are NOT subject to backup withholding either because (1) you have not been notififed by the Internal Revenue Service (IRS) that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the IRS has notified you that you are no longer subject to backup withholding.

[Right Arrow Appears Here] [_]

Part 3: Check the box if you are awaiting a Taxpayer Identification Number.

[Right Arrow Appears Here] [_]

CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

Dated:                     , 1996      SIGNATURE:
       --------------------                      -----------------------------

--------------------------------------------------------------------------------

                                  ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------
                       Name

--------------------------------------------------------------------------------
Street Address                City                 State            Zip Code

Please insert Social Security Number or other identifying number
                                                                 ---------------

Rights to purchase                      shares of Common Stock of Sanchez
                   --------------------
Computer Associates, Inc.

Daytime Tel. No. of Rights Holder:
                                   -------------

(IF JOINTLY OWNED, BOTH MUST SIGN)

SIGNATURE(S):
              -----------------------------------------------

--------------------------------------------------------------------------------
NOTE: The above signature(s) must correspond with the name(s) as written upon the face of this Rights Certificate.

Dated:                           , 1996
       --------------------------

SIGNATURE(S) GUARANTEED

--------------------------------------------------------------
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockholders, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to SEC Rule 17Ad-15.

--------------------------------------------------------------------------------


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                         AMERICAN BANKNOTE COMPANY
                          680 BLAIR MILL ROAD
                           Horsham, PA 19044
                            215-657-3480
--------------------------------------------------------------------------------
SALES PERSON                                           C. Sharkey - 215-830-2153
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                   /home/jim/inprogress/home14/Sanchez47190


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                PRODUCTION COORDINATOR, PAT STATES 215-830-2196
                           PROOF OF OCTOBER 31, 1996
                                   SANCHEZ
                                  H 47190BK2
--------------------------------------------------------------------------------
Opr.                       hj                                  NEW
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                            /net/henknote/home/14/U